    UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

          Washington, D.C. 20549

                         FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 12, 2011

                             1-800-FLOWERS.COM, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                                 0-26841                             11-3117311
(State of incorporation)             (Commission File Number)               (IRS Employer
                                                                                   Identification No.)

One Old Country Road, Suite 500
Carle Place, New York 11514

 (Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to
Simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on December 12, 2010.  The stockholders considered five proposals, each of which is described in more detail in the Proxy Statement.  The matters voted upon at the meeting and the results of the votes are stated below.

1.           The following nominees for directors were elected to serve three-year terms expiring at the 2014 annual meeting of the stockholders:

                   Broker
Nominee                                             For                         Against                      Abstentions                                               Non-Votes
James F. McCann                              380,709,158           0                               906,970            8,681,145
Christopher G. McCann              380,690,952                           0                        924,620            8,681,145
Larry Zarin                       380,581,724                           0                              1,033,848                                                     8,681,145

2.           The stockholders ratified the appointment of Ernst & Young, LLP to serve as register public accountants for the fiscal year ending July 1, 2012.

For                      Against                      Abstain                      Broker Non-Votes
      389,988,367       266,827                        41,523                                -

3.           The stockholders approved an amendment of the Company’s 2003 Long Term Incentive and Share Award Plan to increase the share reserve by 3,250,000 shares.

    For                      Against                      Abstain                      Broker Non-Votes
     372,383,235       8,175,727                    1,056,610                            8,681,145

4.           The stockholders approved the Company’s executive compensation by a non-binding advisory vote.

   For                          Against                      Abstain                      Broker Non-Votes
     377,430,066       1,684,844                    2,500,662                            8,681,145

5.           The stockholders voted to recommend that the Company hold a non-binding advisory vote on the compensation of the Company’s named executive officers every three years.

      1 year                   2 years                      3 years                                Abstain
    8,723,936             11,116                      370,384,156                         2,496,364

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 13, 2011

                                                   1-800-FLOWERS.COM, Inc.

By:    /s/ William E. Shea
                  William E. Shea
                  Chief Financial Officer, Senior Vice-President
                  Finance and Administration